UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 17, 2020 (September 13, 2020)

MIRAGEN THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36483	47-1187261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 Lookout Rd.
Boulder	CO	80301
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (720) 643-5200
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MGEN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On September 17, 2020, Miragen Therapeutics, Inc., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other items, that the Company anticipated entering into a letter agreement with Diana Escolar, M.D., Chief Medical Officer of the Company, pursuant to which she would receive certain bonus payments subject to the terms and conditions set forth in the form letter attached to the Original Form 8-K as Exhibit 10.5. The sole purpose of this amendment is to disclose the final terms of the letter agreement entered into by the Company and Dr. Escolar on September 27, 2020 and to provide such executed letter agreement as an exhibit hereto. No other changes have been made to the Original Form 8-K.
Item 5 - Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Bonus Agreement
On September 27, 2020, the Company and Diana Escolar, M.D., Chief Medical Officer of the Company, entered into a letter agreement (the “Escolar Bonus Agreement”), pursuant to which Dr. Escolar would receive a bonus equal to 100% of her target bonus for 2020, provided a Qualifying Transaction (as defined in the Escolar Bonus Agreement) occurs on or prior to December 31, 2020 and she remains an employee of the Company through January 1, 2021 or is terminated without Cause (as defined in the Escolar Bonus Agreement) after a Qualifying Transaction but prior to payment of the bonus.
Pursuant to the Escolar Bonus Agreement, Dr. Escolar would also be eligible to receive a retention bonus equal to $166,000 provided she remains an employee of the Company through the first anniversary of the date of the Escolar Bonus Agreement date, payable on and subject to certain terms and conditions set forth in the Escolar Bonus Agreement, provided that if Dr. Escolar is terminated by the Company without Cause prior to the first anniversary of the date of the Escolar Bonus Agreement, she will be paid the retention bonus on the payroll date following such termination.
The foregoing summary of the Escolar Bonus Agreement does not purport to be complete and is subject to, and qualified by its entirety by, the full text of the Escolar Bonus Agreement, a copy of which is filed as Exhibit 10.5 to this Amendment No. 1 to the Original Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description
10.1	Form of Separation Agreement, dated as of September 14, 2020, by and between the Company and William S. Marshall, Ph.D.^

10.2	Form of Consulting Agreement, dated as of September 14, 2020, by and between the Company and William S. Marshall, Ph.D.^

10.3	Amended and Restated Employment Agreement, dated as of September 14, 2020, by and between the Company and Lee Rauch.^

10.4	Form of Bonus Agreement, dated as of September 14, 2020, by and between the Company and Jason Leverone.^

10.5	Bonus Agreement, dated as of September 27, 2020, by and between the Company and Diana Escolar, M.D.

99.1	Press release, dated September 14, 2020.^

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
___________________________
^ Such Exhibit was filed with the Original Form 8-K and is not being amended hereby.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Miragen Therapeutics, Inc.

Date: October 1, 2020	By:	/s/ Jason A. Leverone
Jason A. Leverone
Chief Financial Officer, Treasurer, and Secretary